UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2025

IHEARTMEDIA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38987	26-0241222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20880 Stone Oak Parkway

San Antonio, Texas 78258

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (210) 822-2828

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	IHRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2025, iHeartMedia, Inc. (“iHeartMedia”) and its subsidiary, iHeart Management Services, Inc. (together with iHeartMedia, the “Company”) entered into amendments (the “Amendments”) to the employment agreements with Robert W. Pittman (Chairman and Chief Executive Officer) and Richard J. Bressler (President, Chief Operating Officer and Chief Financial Officer) (each, an “Executive”). The Amendments amend the employment agreements that Messrs. Pittman and Bressler previously entered into with the Company, which were scheduled to expire in 2026. The material changes under the Amendments are as follows:

•

The Amendments extend the term of the employment agreements until December 31, 2029, at which time the employment agreements will terminate unless the Executive and the Company have mutually agreed to extend the term.

•

The Amendments provide that outstanding equity awards granted at least six months prior to a qualifying retirement termination will remain outstanding and eligible to vest in accordance with the original vesting schedule (and, for performance-based awards, based on actual performance).

•

Mr. Bressler’s Amendment increased his cash severance multiplier from 1.5x to 2x to align his severance payments and benefits (upon a qualifying termination of employment) with Mr. Pittman’s existing severance payments and benefits.

The foregoing description of the Amendments is qualified in its entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment, dated August 28, 2025, to Second Amended and Restated Employment Agreement, by and between iHeartMedia, iHeartMedia Management Services, Inc. and Robert W. Pittman, dated March 28, 2022.

10.2	Amendment, dated August 28, 2025, to Amended and Restated Employment Agreement, by and between iHeartMedia, iHeartMedia Management Services, Inc. and Richard J. Bressler, dated March 28, 2022.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2025	IHEARTMEDIA, INC.

	By:	/s/ David Hillman
	Name:	David Hillman
	Title:	Executive Vice President, Chief Legal Officer and Secretary